Exhibit 99.2 Investor Presentation September 2023 HELPING HUMANS HEAL

Disclaimer & Cautionary Statements This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Future sales or sales growth; • Estimates of potential market size for the Company’s current and future products; • Plans for expansion outside of the U.S.; • The effectiveness of amniotic tissue as a therapy for any particular indication or condition; • Expected spending on research and development; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability 2

Disclaimer & Cautionary Statements Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • Whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward- looking statement. 3

MIMEDX: Focused on Global Leadership in Healing Solutions

Unparalleled Expertise

>15 Years Dedicated to Innovation in Wound Care

#1 Amniotic Skin Substitute*

Relentless Innovation

New Product Launches Creating New Opportunities for Growth

Unmatched Clinical & Scientific Evidence

Increasing Patient Access

300M+

Over 300 Million Payer Covered Lives

Targeted International Expansion

Best-in-Class Wound Product Portfolio

EPIFIX® | EPICORD® | EPICORD® EXPANDABLE



Expanding Offering for Surgical Market

AMNIOFIX® | AMNIOCORD® | AMNIOEFFECT® | AXIOFILL® ECM PARTICULATE



* BiomedGPS – SmartTRAK. 2022 US Amniotic Tissue Market – Revenue Shares. https://www.smarttrak.com. Accessed April 13, 2023

4

MIMEDX

Large Placental Donation Network & Proprietary Tissue Processing Technology

Placental Donation Network

1. Expectant Mom Introduced to Donation Program
2. Mom Consents to Donate and Completes FDA Donor Screening Assessment
3. Delivery of Healthy Baby via Caesarean Section in the US
4. Donated Placental Tissues Recovered

100,000+

Placentas recovered to-date via network of contracted birthing hospitals and dedicated team of donor recovery specialists

Proprietary Processing

Purion.

5. Microbiological Testing of Donor Tissue
6. Proprietary Processing and Terminal Sterilization
7. Shelf-stable Packaged Product

2 million+

Allografts distributed to-date

5

MIMEDX

Favorable Underlying Demographic Trends & Versatile Product Offering Used to Help Wide Ranging Patient Needs







Underlying Demographic Trends:

- **Aging population**
- **Increasing diabetes**
- **Increasing obesity**

Specialties Using MIMEDX Products:

- Podiatry
- Plastic Reconstructive
- Dermatology
- Vascular
- Orthopedic
- General Surgery
- Colon and Rectal
- Gynecology

Conditions & Procedures That Use MIMEDX Products:

- DFUs
- VLUs
- Decubitus ulcers
- Post-debridement
- Complex defects
- Limb salvage
- Mohs closure
- High-risk incisions
- Trauma
- Tendon repair
- Pilonidal cysts
- Fistula repair
- Burns
- Hysterectomy

6

MIMEDX

Sizable Opportunities in Wound & Surgical End Markets CAGRs* Total Addressable Markets +9% $3.5B +9% 0.7 Favorable Demographic Trends $2.5B & Increasing Need for $0.5B 1.3 +10% Wound Solutions for Large & Growing $0.9B Patient Population 1.5 +8% $1.1B $268MM MIMEDX 2022 Net Sales 2022 2026E U.S. Wound U.S. Surgical Japan *CAGRs are the estimated cumulative annual growth rates for the period January 1, 2022 through December 31, 2026 BioMed GPS SmartTrak; 3rd party proprietary assessment; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Management estimates 7

Diversified Business Across Multiple Sites of Service Proportion of Site of Service Segment Commentary * MIMEDX Sales Hospital Setting (Inpatient & Stable reimbursement settings and growing with expanded ~57% Outpatient) & Wound use of products in surgical applications Care Clinics Regaining share as Medicare reimbursement challenges abate Private Office ~29% as a result of signs of increasing enforcement Approximately 13% of net sales are derived from other sites of Other ~13% service, including federal facilities, and international *Sales mix based upon Q2:23 results, percentages do not sum to 100% due to rounding 8

Introducing Our New ‘Why’ Statement & Company Vision Our Why: Helping Humans Heal To be the leading global provider of healing solutions through Our Vision: relentless innovation to restore quality of life 9

Our Strategic Priorities Build leadership position in Develop opportunities in Demonstrate corporate Wound & Surgical adjacent markets discipline around expenses • Grow in all sites-of-service• Invest organically and • Accelerating sustainable inorganically in our profitability and cash flow, • Regain share in private product pipeline beginning today physician office • Numerous potential • Continue to focus on • Go deeper and wider in opportunities to augment enhancing efficiencies across Surgical Recovery growth profile organization and achievement of near-term expense and profitability targets helping humans heal 10

Q2: 23 Summary Q2:23 & 1H:23 Net Sales Growth of Nearly 22% Year-Over-Year Q2:23 Gross Margin of 83.3% Q2:23 Adjusted EBITDA of $14 Million (17% of Net Sales) Strong Performance Increased Our Cash Balance by $7.5 Million from Q1:23 to Q2:23 During 1H:23 Continued Roll Out of New Products in the U.S. Sales of EPIFIX Continue to Ramp in Japan Focus on Driving Efficiency and Expense Rationalization 11

Management Team with Track Record of Success in MedTech Doug Rice Joe Capper Ricci Whitlow John Harper, Ph.D. Kim Moller Eric Smith Butch Hulse Kate Surdez Matt Notarianni Chief Financial Chief Executive Chief Operating Chief Technology Officer SVP, Sales SVP, Marketing & Chief Administrative Chief Human Head of IR Officer Officer Officer & SVP, R&D International Officer & General Counsel Resource Officer Prior Roles Include: 12

Conclusion Pioneer in Expanding Large and Committed to field of placental pipeline in growing delivering above- based allografts Wound & market market growth Surgical opportunities and profitability helping humans heal. 13

Appendix

Summary Balance Sheets 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 ($ millions) Cash and Cash Equivalents 75.7 72.5 73.2 66.0 61.2 68.7 Accounts Receivable, net 37.7 37.7 40.8 43.1 44.7 49.0 Inventory 13.2 13.4 14.0 13.2 14.7 16.8 Other Current Assets 9.3 7.4 8.0 11.9 11.1 6.7 Total Current Assets 135.9 131.0 136.0 134.2 131.7 131.7 Property and Equipment, net 8.8 8.3 7.9 7.9 7.6 7.3 Other Assets 29.7 29.4 28.9 29.3 28.9 27.9 Total Assets 174.4 168.7 172.8 171.4 168.2 176.4 Liabilities and Stockholders’ (Deficit) Equity Current Liabilities 36.6 37.1 45.9 43.6 40.9 44.5 Long Term Debt, net 48.2 48.4 48.5 48.6 48.7 48.8 Other Liabilities 4.6 4.3 5.4 4.8 4.0 3.3 Total Liabilities 89.4 89.8 99.8 96.9 93.6 96.6 Convertible Preferred Stock 92.5 92.5 92.5 92.5 92.5 92.5 Stockholders’ (Deficit) Equity (7.4) (13.6) (19.5) (18.0) (17.9) (12.7) Total Liabilities and Stockholders’ (Deficit) Equity 174.4 168.7 172.8 171.4 168.2 176.4 15 Note: Some figures may not add to subtotals due to immaterial rounding differences. y

Summary Income Statements 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 ($ millions) Net Sales 58.9 66.9 67.7 74.4 71.7 81.3 Cost of Sales 9.9 11.8 12.2 14.4 12.4 13.6 Gross Profit 49.0 55.1 55.5 60.0 59.3 67.7 Research & Development 6.0 5.5 6.0 5.4 6.5 8.5 Restructuring 0.0 0.0 0.0 0.0 0.0 3.3 Selling, General, and Administrative 49.6 55.8 53.5 49.9 52.3 51.9 Investigation, Restatement, and Related 2.6 3.2 3.0 3.4 3.7 1.0 Amortization of Intangible Assets 0.2 0.2 0.2 0.2 0.2 0.2 Impairment of Intangible Assets 0.0 0.0 0.0 0.0 0.0 0.0 Operating (Loss) Income (9.3) (9.6) (7.1) 1.1 (3.4) 2.8 Interest Expense, net (1.1) (1.2) (1.2) (1.5) (1.6) 1.7 Pre-tax (Loss) Income (10.4) (10.8) (8.3) (0.4) (4.9) 1.1 Income Tax Provision (Expense) Benefit (0.1) (0.1) (0.1) (0.0) (0.1) 0.1 Net (Loss) Income (10.5) (10.9) (8.4) (0.4) (5.0) 1.2 Note: Some figures may not add to subtotals due to immaterial rounding differences. 16 y

Summary Cash Flow Statements ($ millions) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Net (Loss) Income (10.5) (10.9) (8.4) (0.4) (5.0) 1.2 Share-Based Compensation 4.0 4.4 2.4 1.9 4.4 4.0 Depreciation 0.9 0.9 0.7 0.8 0.7 0.7 Other Non-Cash Effects 0.6 3.0 1.1 0.6 0.6 3.7 Changes in Assets 0.7 (0.7) (4.7) (5.4) (2.2) (4.4) Changes in Liabilities (5.9) 0.3 9.8 (3.1) (2.6) 2.7 Net Cash Flows (Used in) Provided By (10.2) (3.0) 0.9 (5.6) (4.1) 7.9 Operating Activities Purchases of Property and Equipment (0.1) (0.4) (0.4) (0.7) (0.6) (0.3) Cash Paid for Licensing Agreement 0.0 0.0 0.0 (1.0) 0.0 0.0 Patent Application Costs (0.1) (0.0) (0.0) (0.0) (0.0) (0.1) Other 0.0 0.0 (0.0) (0.0) (0.0) (0.0) Net Cash Flows Used in (0.1) (0.4) (0.4) (1.7) (0.6) (0.4) Investing Activities Stock Repurchased for Tax Withholdings on Vesting of (1.2) 0.0 0.0 0.0 0.0 0.0 Restricted Stock Proceeds from Exercise of Stock Options 0.2 0.2 0.2 0.1 0.0 0.0 Net Cash Flows (Used in) Provided By (1.0) 0.2 0.2 0.1 (0.0) (0.0) Financing Activities Beginning Cash Balance 87.1 75.7 72.5 73.2 66.0 61.2 Change in Cash (11.4) (3.2) 0.7 (7.2) (4.6) 7.5 Ending Cash Balance 75.7 72.5 73.2 66.0 61.2 68.7 17 Note: Some figures may not add to subtotals due to immaterial rounding differences. y

Revenue Detail Trailing 12 Months ($ millions) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 Advanced Wound Care 58.4 66.2 66.8 73.8 71.2 81.2 253.8 258.3 265.2 278.0 293.0 1 / Section 361 1 Section 351 0.4 0.6 0.8 0.6 0.5 0.1 1.9 2.2 2.4 2.5 2.0 2 Other 0.1 0.1 0.1 0.0 0.0 0.0 0.5 0.4 0.3 0.2 0.1 $ 58.9 $ 66.9 $ 67.7 $ 74.4 $ 71.7 $ 81.3 $256.3 $260.9 $267.8 $280.7 $295.1 Net Sales (1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups. (2) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods. Note: some figures may not add to subtotals due to immaterial rounding differences. 18 y

Free Cash Flow Reconciliation 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 ($ millions) Net cash flows provided by (used (10.2) (3.0) 1.0 (5.6) (4.0) 7.8 in) operating activities Less: Capital Expenditures, (0.1) (0.4) (0.4) (0.7) (0.6) (0.3) including purchases of equipment Free Cash Flow (10.3) (3.4) 0.6 (6.3) (4.6) 7.5 19 y

Adjusted EBITDA Reconciliation ($ millions) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Net (Loss) Income (10.5) (10.9) (8.4) (0.4) (5.0) 1.2 Depreciation & Amortization 1.0 1.0 0.8 1.0 0.9 0.9 Interest Expense 1.1 1.2 1.3 1.5 1.6 1.6 Income Tax 0.1 0.1 0.1 0.1 0.1 (0.1) (8.3) (8.6) (6.1) 2.0 (2.4) 3.6 EBITDA Investigation, Restatement & 2.6 3.2 3.0 3.4 3.7 1.0 Related Impairment of Intangible Assets 0.0 0.0 0.0 0.0 0.0 0.0 Share-Based Compensation 4.0 4.4 2.4 1.9 4.3 4.1 Expenses related to disbanding of Regenerative Medicine business 0.0 0.0 0.0 0.0 0.0 5.4 unit 1 Adjusted EBITDA (1.7) (1.0) (0.7) 7.3 5.6 14.1 Investigation, Restatement & Related expenses in all periods relate to legal defense fees for the Company and former members of management stemming from the Audit Committee investigation. (1) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment of debt, (v) income tax provision, (vi) investigation, restatement and related expenses; (vii) Impairment of intangible assets, (vii) share-based compensation and (viii) expenses related to disbanding of Regenerative Medicine business 20 unit. Note: Some figures may not add to subtotals due to immaterial rounding differences. y

Segment Data Wound & Surgical ($ millions) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Net Sales 58.3 66.1 66.9 73.6 70.6 80.5 Cost of Sales (9.1) (10.8) (11.2) (13.3) (11.3) -12.7 Selling, General and Administrative (34.0) (38.7) (35.5) (37.6) (37.7) -38.5 Expense Research and Development Expense (2.0) (2.4) (1.7) (1.8) (1.5) -1.6 Segment Contribution 13.2 14.2 18.5 20.8 20.1 27.6 Regenerative Medicine ($ millions) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Net Sales 0.0 0.0 0.0 0.0 0.0 0.0 Cost of Sales 0.0 0.0 0.0 0.0 0.0 0.0 Selling, General and Administrative 0.0 0.0 0.0 0.0 0.0 0.0 Expense Research and Development Expense (4.0) (3.1) (4.3) (3.6) (5.0) (6.8) Restructuring Expense 0.0 0.0 0.0 0.0 0.0 (3.3) Segment Contribution (4.0) (3.1) (4.3) (3.6) (5.0) (10.1) 21 Note: Some figures may not add to subtotals due to immaterial rounding differences. y